PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2012
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

5. PROPERTY, PLANT AND EQUIPMENT

        The cost and accumulated depreciation of property, plant and equipment were as follows (dollars in millions):

	December 31,
	2012	2011
Land	$151	$148
Buildings	666	629
Plant and equipment	6,270	6,058
Construction in progress	549	330

Total	7,636	7,165
Less accumulated depreciation	(3,980)	(3,655)

Net	$3,656	$3,510

        Depreciation expense for 2012, 2011 and 2010 was $375 million, $374 million and $340 million, respectively, of which $5 million, nil and $1 million was related to discontinued operations in 2012, 2011 and 2010, respectively.

        Property, plant and equipment includes gross assets acquired under capital leases of $1 million and $2 million, respectively, at December 31, 2012 and 2011 and related amounts included in accumulated depreciation were nil and $1 million at December 31, 2012 and 2011, respectively.